UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 16, 2017
Date of Report (Date of earliest event reported)

STWC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52825	20-8980078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

1350 Independence St., Suite 300 Lakewood, CO	80215
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 736-2442

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Forward Looking Statements

Statements contained in this current report that are not statements of historical fact are intended to be and are hereby identified as "forward-looking statements" for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based, including but not limited to, the Company entering into management and/or licensing agreements, acquiring direct interests in cannabis businesses, or providing cannabis compliance services to third parties. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. The Company undertakes no obligation to update or revise this current report to reflect future developments except as otherwise required by the Securities Exchange Act of 1934.

 Item 1.01   Entry into a Material Definitive Agreement.

Master Services Agreements

STWC Holdings, Inc., a Colorado corporation dba Strainwise® (herein referred to as "we," "our," "us," "STWC" and the "Company") has entered into three (3) separate Master Services Agreements (each, a "Master Agreement") with STWC Sorrento Valley, LLC, a California limited liability company ("STWCSV"), 2600 Meridian, LLC ("Meridian"), and HWH Farms, LLC ("HWH"), both Oklahoma limited liability companies, respectively. The STWCSV Master Agreement is dated June 16, 2017 and the Master Agreements with Meridian and HWH are both dated October 11, 2018. The Master Agreements contain substantially similar terms, except as detailed herein. Pursuant to the Master Agreements, STWC agreed to provide compliance, financial, marketing and administrative services for STWCSV's intended cannabis outlet (the "STWCSV Facility") and services for the design, build out, and long term management of one or more medical  cannabis dispensary facilities owned by Meridian (each, a "Meridian Facility") and a medical cannabis cultivation and processing facility owned by HWH (the "HWH Facility"). STWC will receive compensation in the form of $10,000 per month for its services to STWCSV, $10,000 per month for the services provided to Meridian and $7,500 per month for services rendered to HWH. The parties to each Master Agreement agreed to indemnify and defend the other party from and against all third-party claims and liabilities; provided that the indemnifying party promptly receives notice of a claim for indemnification and the indemnified party provides assistance as reasonably requested by the indemnifying party. The terms of the Master Agreements will continue until terminated by the respective parties in accordance with the provisions of the Master Agreements.

Development Agreement

On October 16, 2018, the Company and Meridian entered into a Development Agreement (the "Development Agreement") pursuant to which the Company agreed to assist in Meridian's efforts relating to the funding, development, and construction of any Meridian Facility, seeking technical experience and expertise for the development and operation of the Meridian Facilities, and instruction and training for its members in the development and operation of the Meridian Facilities. STWC shall receive a flat fee of $5,000 for each Meridian Facility it helps develop. The term of the Meridian Development Agreement commenced on October 16, 2018 and will continue until certain milestone are reached and certain deliveries are made to Meridian, as more particularly described in the Development Agreement.

Trademark License Agreements

We entered into three (3) separate Trademark License Agreements (each, a "License Agreement") with STWCSV, Meridian, and HWH on June 16, 2017, October 5, 2018, and October 5, 2018, respectively, pursuant to which STWC granted each of STWCSV, Meridian, and HWH non-exclusive, non-transferrable licenses to use certain common law and federally registered trademarks, along with all rights, title and interest in and to the marks and the goodwill thereof in conjunction with STWCSV, Meridian, and HWH's cannabis businesses, including advertising, signage, product packaging, and advertising related thereto. The licensed marks include the following:

1.	STRAINWISE (U.S. Trademark Reg. No. 4,756,878)
2.	HIGHER LIVING (U.S. Trademark Reg. No. 4,683,698)
3.	CONSUME INTELLIGENTLY (U.S. Trademark Reg. No. 4,738,679)
4.	(U.S. Trademark Reg. No. 4,800,440)

Management Agreements

The Company entered into three (3) separate Management Agreements (each, a "Management Agreement") with STWCSV, Meridian, and HWH on June 16, 2017, October 16, 2018, and October 16, 2018, respectively, pursuant to which STWC agreed to manage, operate, maintain and service the STWCSV Facility, the Meridian Facilities, and the HWH Facility, as well as provide other management services to STWCSV, Meridian and HWH. The Management Agreements contain substantially similar terms, expect as described herein. The terms of the Management Agreements will continue for five (5) years from their respective effective dates, unless earlier terminated by the parties thereto. As compensation for its services, the Company will receive $10,000 per month for the STWCSV Facility, $10,000 per month per Meridian Facility, and $7,500 per month for the HWH Facility. The parties to each Management Agreement agreed to indemnify and defend the other party from and against all third-party claims and liabilities arising as a result of the services rendered under the Management Agreement.

Consultant Services Agreement

On August 17, 2018, the Company entered into a Consultant Services Agreement (the "Consulting Agreement") with STWCSV. Pursuant to the Consulting agreement, the Company will provide STWCSV with expertise, knowledge, and guidance in regards to the cannabis industry, licensing requirements, facility design, bookkeeping and accounting, at a billable rate of $112.50 per hour.

The foregoing discussion is for summary purposes only and is qualified in its entirety by the actual terms of the agreements above discussed, which are included herewith as Exhibits. In addition to the terms above, each of the agreements contained standard covenants, representations and warranties.

Please note: (i) The Company's CEO, Erin Phillips, owns 27.5% of STWCSV. STWCSV is in the process of applying for it local and state licenses to operate the STWCSV Facility and may not receive such licenses and does not yet have revenues, (ii) The Company owns 25% of Meridian. Meridian has been licensed by the state of Oklahoma and is in the build-out phase of the Meridian Facility but does not yet have revenues, (iii) HWH has been licensed by the state of Oklahoma and is in the build-out phase of the HWH Facility but does not yet have revenues.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

99.1	STWCSV Agreements
99.2	Meridian Agreements
99.3	HWH Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STWC Holdings, Inc.

Date: October 23, 2018	By:	/s/ Erin Phillips
Erin Phillips, CEO

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